4th Quarter FY 2024 Supplemental Information 1 Exhibit 99.2

$78.2B Net Sales +1.0% Growth1 +5.4% Comparable Sales +6.9% Adjusted Comparable Sales2 +6.4% Comparable Traffic -0.9% Comparable Ticket +18.9% E-Comm Comparable Sales +19.5% Adjusted E-Comm Comparable Sales3 Q4 Highlights - Sales 1 - Last year’s results included 17 reporting weeks for the quarter. Normalizing for the additional week net sales growth was +7.3% 2 - Comparable Sales excluding impacts from gas inflation/deflation and FX 3 - E-commerce comparable Sales excluding impacts from FX Comp Sales US Canada Other International Total Company Sales +5.3% +5.5% +5.7% +5.4% Ticket -0.3% -2.1% -2.2% -0.9% Traffic +5.6% +7.7% +8.1% +6.4% 2

Q4 Highlights - Financial Performance Reported Ex Gas Reported Ex Gas Core -5bps -11bps Ops -4bps 0bps Other Bus +44bps +42bps Central -3bps -2bps 2% Reward -4bps -3bps Equity Comp 0bps 0bps LIFO +5bps +5bps Preopening -1bp 0bps Total +40bps +33bps Total -8bps -2bps Core on Core Sales: +9bps + = Favorable/lower, - = Unfavorable/higher Gross Margin 11.00% +40 bps vs. Q4 FY’23 +33 bps ex. gas impact SG&A 9.04% -8 bps vs. Q4 FY’23 -2 bps ex. gas impact Diluted EPS $5.29 +8.8% Growth* Net Income $2.35B +9.0% Growth* *- “Other” Items for the Quarter: - Last year's results included 17 weeks while this year’s quarter had 16 weeks. - This year’s results included a non-recurring tax benefit of $63M, or $0.14/diluted share. - Normalizing for both of the above items, net income and diluted EPS growth was 12.7% and 12.6%, respectively. 3

+6.5%* Membership Income Growth (Normalized) +7.4%* Membership Income Growth ex-FX (Norm.) 90.5% Worldwide Membership Renewal Rate 92.9% US/CN Renewal Rate 76.2MM Paid Memberships +7.3% Growth 136.8MM Total Cardholders +7.0% Growth 35.4MM Executive Memberships 73.5% Penetration of Sales to Executive Members Q4 Highlights - Membership 4 * - This year’s results included 16 weeks, compared to 17 weeks last year. These numbers are normalized to adjust for the extra week last year.

+18.9% E-Comm Comparable Sales 1 - E-commerce comparable Sales excluding impacts from FX +19.5% Adjusted E-Comm Comparable Sales1 Top Sales Categories: - Appliances - Gold / Silver Bullion - Home Furnishings - Gift Cards Digital Metrics (Normalized for 16-weeks): - New Mobile Application Downloads: +29% - Site Traffic: +8% - Average Order Value: +5% - Costco Logistics Deliveries: +17% Digital Enhancements: - Improved native search on US mobile app - US warehouse inventory lookup within the app Q4 Highlights - Digital 5

Q4 FY’23 End FY’24 Q1 - Q3 FY’24 Q4 FY’24 End FY’25 (E) US 591 13 10 614 630 Canada 107 1 - 108 111 Other International 163 1 4 168 175 Total 861 15 14 890 916 Q4 Highlights - Warehouse Expansion Cheongna, Korea: 8/22/24Nanjing, China: 5/28/24 6

Q4 Highlights - New Member Values KS Organic Golden Maple Syrup KS Take and Bake Pizza 7 Lowering Every Day Low Prices New Items KS Baguette 2pk 17% Reduction KS Cashews 4% Reduction KS All Butter Pound Cake KS Tempura Shrimp Taco Kit

Safe Harbor Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to climate change, public-health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP. 8